MUNIHOLDINGS
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              October 31, 1999

                             MUNIHOLDINGS FUND, INC.

The Benefits and
Risks of
Leveraging

MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                       MuniHoldings Fund, Inc., October 31, 1999

DEAR SHAREHOLDER

For the six months ended October 31, 1999, the Common Stock of MuniHoldings Fund, Inc. earned $0.467 per share income dividends, which included earned and unpaid dividends of $0.077. This represents a net annualized yield of 6.71%, based on a month-end net asset value of $13.81 per share. Over the same period, the total investment return on the Fund's Common Stock was--11.06%, based on a change in per share net asset value from $16.05 to $13.81, and assuming reinvestment of $0.467 per share income dividends.

For the six months ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.29% for Series A and 3.26% for Series B.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the six-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose nearly 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

At the start of the six-month period ended October 31, 1999, we were neutral on interest rates. We adopted this stance based on expectations of slower US economic growth, continuing weakness in global economies and little perceived threat of an upturn in inflationary expectations. We believed tax-exempt interest rates would trade in a narrow range around then-current levels. However, interest rates increased substantially over the period as it appeared the US economy was not going to slow and most economies around the world, including Japan and Europe, showed a quick recovery soon after the turmoil of last fall.

In addition to the general increase in interest rates during the past six months, volatility in the municipal market increased substantially relative to the Treasury market. Historically, long-term tax-exempt bond yield ratios relative to US Treasury securities of comparable maturity have been approximately in the range of 84%--86%. However, tax-exempt yield ratios began 1999 at 100% of US Treasury yields. Since then, the ratio of municipal bond yields to Treasury bond yields has fluctuated between 90%--100%. This has been in response to greatly diminished institutional demand and the absence of crossover buyers who have historically purchased municipal bonds whenever yield ratios exceed 88%--90%. Rising yields in corporate and mortgage-backed markets allowed these crossover accounts to remain in taxable issues. The tax-exempt bond market has not exhibited such underperformance since late 1994.

At October 31, 1999, MuniHoldings Fund, Inc. was positioned positively. We believe that we are approaching the highs in yields. Recent interest rate increases as well as an anticipated tightening in mid-November have largely restored investor confidence that the Federal Reserve Board will not allow inflation to rise significantly. Some decline in economic growth, particularly in the housing and retail sales sectors, can already be seen in response to interest rate increases in recent months. Additionally, history suggests that whenever tax-exempt bond yields rise close to


                                     2 & 3
or above US Treasury bond yields for an extended period of time, municipal bond portfolios generate significant total returns in the following six months-twelve months.

Short-term tax-exempt bond yields averaged approximately 3.375% throughout most of the six-month period ended October 31, 1999. Short-term municipal bond yields have been much more stable than those associated with 25-year-30-year maturity issues. This has resulted in a significant incremental yield being paid to Common Stock shareholders. Since the Federal Reserve Board is believed to be near the end of its current interest rate tightening cycle, short-term tax-exempt bond interest rates are expected to remain near their current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

December 7, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P    Moody's    Face                                                                               Value
STATE                Ratings  Ratings   Amount  Issue                                                                     (Note 1a)
====================================================================================================================================
Alabama--1.0%        BBB-     Baa2     $ 3,250  Fairfield, Alabama, IDB, Environmental Improvement
                                                Revenue Refunding Bonds (USX Corporation Projects),
                                                5.45% due 9/01/2014                                                         $  2,932
====================================================================================================================================
Arizona--3.7%        B        B2         5,000  Apache County, Arizona, IDA, PCR, Refunding (Tucson
                                                Electric Power Co. Project), Series B, 5.875% due 3/01/2033                    4,403
                     BBB-     Baa3       3,500  Maricopa County, Arizona, Pollution Control
                                                Corporation, PCR, Refunding (Public Service
                                                Company of New Mexico), Series A, 5.75% due 11/01/2022                         3,111
                     NR*      B1         3,000  Phoenix, Arizona, IDA, Airport Facility Revenue
                                                Refunding Bonds (America West Airlines Inc. Project),
                                                AMT, 6.30% due 4/01/2023                                                       2,765
                     NR*      NR*        1,000  Show Low, Arizona, Improvement District No. 5,
                                                Special Assessment Bonds, 6.375% due 1/01/2015                                   985
====================================================================================================================================
California--3.1%                                Los Angeles, California, Unified School District, GO (c):
                     AAA      Aaa        3,680    Series A, 5% due 7/01/2021                                                   3,245
                     AAA      Aaa        3,000    Series B, 5% due 7/01/2023                                                   2,627
                                                Montebello, California, Unified School District, GO (c):
                     AAA      Aaa        2,350    5.61%** due 8/01/2021                                                          632
                     AAA      Aaa        2,405    5.61%** due 8/01/2022                                                          607
                     AAA      Aaa        2,455    5.61%** due 8/01/2023                                                          584
                     AAA      Aaa        4,325  San Diego, California, Unified School District, GO,
                                                Series A, 5.50%** due 7/01/2017                                                1,516
====================================================================================================================================
Colorado--9.6%       AA       Aa2       10,000  Colorado Springs, Colorado, Utilities Revenue Bonds,
                                                Sub-Lien Improvement, Series A, 5.75% due 11/15/2028                           9,711
                     NR*      Aaa       22,235  Denver, Colorado, City and County Airport
                                                Revenue Refunding Bonds, RIB, Series 136, 7.17%
                                                due 11/15/2025 (i)(k)                                                         19,048
====================================================================================================================================
Connecticut--4.2%    BB-      Ba1       10,500  Connecticut State Development Authority, PCR,
                                                Refunding (Connecticut Light & Power Company), Series A,
                                                5.85% due 9/01/2028                                                            9,596
                     BBB-     Ba1        3,000  Connecticut State Health and Educational Facilities
                                                Authority, Revenue Refunding Bonds (University of Hartford),
                                                Series D, 6.80% due 7/01/2022                                                  3,050
====================================================================================================================================
District of                                     District of Columbia, GO, Refunding, Series B (h):
Columbia--3.2%       AAA      Aaa        5,000    5.50% due 6/01/2013                                                          4,901
                     AAA      Aaa        5,000    5.50% due 6/01/2014                                                          4,839
====================================================================================================================================
Florida--2.2%        AAA      Aaa        3,000  Florida State Turnpike Authority, Turnpike Revenue
                                                Bonds (Department of Transportation), Series A,
                                                4.50% due 7/01/2027 (c)                                                        2,365
                     AAA      Aaa        5,000  Jacksonville, Florida, Capital Improvement Revenue
                                                Refunding Bonds (Stadium Project), 4.75% due 10/01/2025 (a)                    4,143
====================================================================================================================================
Illinois--6.2%       NR*      NR*          930  Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                                                Project), 8% due 10/01/2016                                                    1,013
                     AAA      Aaa        2,250  Chicago, Illinois, Board of Education, GO (Chicago
                                                School Reform Project), Series A, 5.25%
                                                due 12/01/2022 (a)                                                             2,010
                     BBB      NR*        5,000  Illinois Development Finance Authority, Revenue
                                                Refunding Bonds (Community Rehab Providers), Series A,
                                                6.05% due 7/01/2019                                                            4,683
                     A        A3         2,880  Illinois Health Facilities Authority, Revenue
                                                Refunding Bonds (Riverside Health System), Series A, 6%
                                                due 11/15/2015                                                                 2,774
                     AAA      Aaa        9,200  Metropolitan Pier and Exposition Authority,
                                                Illinois, Dedicated State Tax Revenue Refunding Bonds
                                                (McCormick Place Expansion Project), Series A, 5.25%
                                                due 6/15/2027 (a)                                                              8,083
====================================================================================================================================
Indiana--1.2%        NR*      NR*        8,985  Allen County, Indiana, Redevelopment District Tax
                                                Increment Revenue Bonds (General Motors Development Area),
                                                7%** due 11/15/2013                                                            3,463
====================================================================================================================================
Kentucky--1.1%       NR*      NR*        3,150  Perry County, Kentucky, Solid Waste Disposal
                                                Revenue Bonds (TJ International Project), AMT,
                                                6.55% due 4/15/2027                                                            3,169
====================================================================================================================================

====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
EDA  Economic Development Authority
GO   General Obligation Bonds
HDA  Housing Development Authority
HFA  Housing Finance Agency
IDA  Industrial Development Authority
IDB  Industrial Development Board
IDR  Industrial Development Revenue Bonds
PCR  Pollution Control Revenue Bonds
RIB  Residual Interest Bonds
RITR Residual Interest Trust Receipts
S/F  Single-Family
VRDN Variable Rate Demand Notes


                                      4 & 5

                                       MuniHoldings Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P    Moody's    Face                                                                               Value
STATE                Ratings  Ratings   Amount  Issue                                                                     (Note 1a)
====================================================================================================================================
Maryland--2.3%       NR*      NR*      $ 6,550  Maryland State Energy Financing Administration,
                                                Limited Obligation Revenue Bonds (Cogeneration-AES
                                                Warrior Run), AMT, 7.40% due 9/01/2019                                      $  6,835
====================================================================================================================================
Massachusetts--3.0%  AA       NR*        3,895  Massachusetts State Development Finance Agency,
                                                Revenue Refunding Bonds (May Institute Issue),
                                                5.75% due 9/01/2029                                                            3,608
                     NR*      Aaa        7,000  Massachusetts State, HFA, Revenue Refunding
                                                Bonds, RITR, Series 29, 6.82% due 12/01/2028 (i)(k)                            5,420
====================================================================================================================================
Michigan--2.6%       AAA      Aaa        7,000  Detroit, Michigan, Downtown Development Authority,
                                                Tax Increment Revenue Refunding Bonds (Development
                                                Area Number 1 Projects), Series A, 4.75% due 7/01/2025 (i)                     5,758
                     AAA      Aaa        2,040  Michigan State, HDA, Rental Housing Revenue
                                                Refunding Bonds, Series A, 5.875% due 10/01/2017 (a)                           2,032
====================================================================================================================================
Minnesota--1.6%      AAA      Aaa        5,000  Minnesota State, GO, Refunding, Various Purpose, 5%
                                                due 6/01/2014                                                                  4,684
====================================================================================================================================
Mississippi--3.5%    BBB-     Ba1        7,675  Claiborne County, Mississippi, PCR, Refunding
                                                (System Energy Resources Inc. Project), 6.20% due 2/01/2026                    7,109
                     NR*      NR*        3,625  Mississippi Development Bank, Special Obligation
                                                Revenue Refunding Bonds (Diamond Lakes Utilities),
                                                Series A, 6.25% due 12/01/2017                                                 3,512
====================================================================================================================================
Missouri--0.1%       NR*      NR*          410  Missouri State Health and Educational Facilities
                                                Authority Revenue Bonds (Southwest Baptist University
                                                Project), 9.50% due 10/01/2001 (b)                                               430
====================================================================================================================================
Nebraska--0.7%       AAA      NR*        1,980  Nebraska Investment Finance Authority, S/F Housing
                                                Revenue Bonds, AMT, Series C, 6.30% due 9/01/2028 (e)(f)                       2,005
====================================================================================================================================
Nevada--2.6%                                    Nevada Housing Division Revenue Bonds, S/F Mortgage,
                                                AMT:
                     NR*      Aaa        3,535    Series B-1, 6.05% due 10/01/2018                                             3,537
                     NR*      Aaa        2,360    Series B-1, 6.15% due 4/01/2029                                              2,365
                     NR*      Aaa        1,840    Series D-2, 6.35% due 4/01/2028 (d)                                          1,865
====================================================================================================================================
New Hampshire--      NR*      Aa3        4,600  New Hampshire State Housing Finance Authority, S/F
                                                Mortgage Acquisition Revenue Bonds, 1.5%
                                                AMT, Series G, 6.30% due 1/01/2026                                             4,650
====================================================================================================================================
New Jersey--3.4%     BB       Ba2        7,500  New Jersey EDA, Special Facility Revenue Bonds
                                                (Continental Airlines Inc. Project), AMT, 6.25% due 9/15/2029                  6,984
                     BBB      Baa2       3,425  New Jersey Health Care Facilities Financing
                                                Authority, Revenue Refunding Bonds (Saint Elizabeth
                                                Hospital Obligation Group), 6% due 7/01/2020                                   3,128
====================================================================================================================================
New Mexico--4.1%                                Farmington, New Mexico, PCR, Refunding (Public
                                                Service Company--San Juan Project):
                     BBB-     Baa3       2,000    Series A, 6.30% due 12/01/2016                                               1,918
                     BBB-     Baa3       2,500    Series B, 6.30% due 12/01/2016                                               2,430
                     NR*      Baa3       7,750    Series C, 5.80% due 4/01/2022                                                6,901
                     AAA      Aaa        1,000  Los Alamos County, New Mexico, Utility System
                                                Revenue Refunding Bonds, Series A, 6% due 7/01/2015 (h)                        1,028
====================================================================================================================================
New York--12.8%      AAA      Aaa       10,000  Metropolitan Transportation Authority, New York,
                                                Dedicated Tax Fund Revenue Bonds, Series A, 4.75%
                                                due 4/01/2028 (c)                                                              8,142
                     AAA      Aaa        3,250  Nassau County, New York, IDA, Civic Facilities
                                                Revenue Refunding Bonds (Hofstra University Project),
                                                4.75% due 7/01/2028 (i)                                                        2,644
                     A-       A3        10,000  New York City, New York, GO, Refunding, Series F, 6%
                                                due 8/01/2016                                                                  9,978
                     A-       A3         7,035  New York City, New York, GO, Series E, 6% due
                                                8/01/2016                                                                      7,020
                                                New York City, New York, Municipal Water Finance
                                                Authority, Water and Sewer System Revenue Bonds, RITR (k):
                     NR*      Aaa        6,000    Series 11, 7.77% due 6/15/2026 (h)                                           5,770
                     A1       Aaa        1,065    Series FR-5, 7.495% due 6/15/2026 (i)                                          989
                     AAA      Aaa        5,000  New York State Dormitory Authority Revenue Bonds
                                                (State University Educational Facilities), Series B, 4.75%
                                                due 5/15/2028 (i)                                                              4,069
====================================================================================================================================
Ohio--1.3%           NR*      NR*        5,000  Ohio State, HFA, Mortgage Revenue Refunding Bonds,
                                                RITR, AMT, Series 15, 6.57% due 9/01/2019 (g)(h)(k)                            4,017
====================================================================================================================================
Oklahoma--1.8%       BBB-     Baa1       5,400  Tulsa, Oklahoma, Municipal Airport Trust, Revenue
                                                Refunding Bonds (American Airlines Project), 6.25% due 6/01/2020               5,255
====================================================================================================================================
Oregon--1.4%         NR*      NR*        3,000  Klamath Falls, Oregon, Electric Revenue Refunding
                                                Bonds (Klamath Cogeneration), Senior Lien, 5.875% due 1/01/2016                2,774
                     NR*      NR*        1,300  Western Generation Agency, Oregon, Cogeneration
                                                Project Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                                7.40% due 1/01/2016                                                            1,360
====================================================================================================================================
Pennsylvania--7.5%                              Beaver County, Pennsylvania, IDA, PCR, Refunding
                                                (Cleveland Electric Project):
                     BB+      Ba1        1,600    7.625% due 5/01/2025                                                         1,719
                     BB+      Ba1        1,500    Series A, 7.75% due 7/15/2025                                                1,623
                     NR*      NR*        3,250  Pennsylvania Economic Development Financing
                                                Authority, Exempt Facilities Revenue Bonds (National
                                                Gypsum Company), AMT, Series A, 6.25% due 11/01/2027                           3,085
                     NR*      NR*        4,970  Pennsylvania State Higher Educational Facilities
                                                Authority, College and University Revenue Bonds (Eastern College),
                                                Series B, 8% due 10/15/2006 (j)                                                5,937
                                                Philadelphia, Pennsylvania, Authority for IDR,
                                                Commercial Development Refunding:
                     NR*      NR*        4,000    (Days Inn), Series B, 6.50% due 10/01/2027                                   3,973
                     NR*      NR*        1,500    (Doubletree), Series A, 6.50% due 10/01/2027                                 1,490
                     AAA      Aaa        6,000  Philadelphia, Pennsylvania, School District,
                                                GO, Series A, 4.75% due 4/01/2027 (i)                                          4,900
====================================================================================================================================
Tennessee--4.5%                                 Hardeman County, Tennessee, Correctional Facilities
                                                Corporation Revenue Bonds:
                     NR*      NR*          680    7% due 8/01/2004                                                               703
                     NR*      NR*        4,500    7.75% due 8/01/2017                                                          4,733
                     NR*      Aa2        3,400  Tennessee Educational Loan Revenue Bonds
                                                (Educational Funding South Inc.), AMT, Senior Sub-Series B,
                                                6.20% due 12/01/2021                                                           3,388
                     A+       A1         4,730  Tennessee Housing Development Agency, Mortgage
                                                Finance Revenue Refunding Bonds, Series A, 5.95% due 7/01/2028                 4,665
====================================================================================================================================
Texas--4.3%          BBB-     Baa       15,000  Dallas-Fort Worth, Texas, International Airport
                                                Facilities, Improvement Corporation Revenue Bonds
                                                (American Airlines Inc.), AMT, 6.375% due 5/01/2035                            4,787
                     A1+      NR*          200  Harris County, Texas, Health Facilities Development
                                                Corporation, Hospital Revenue Refunding Bonds
                                                (Methodist Hospital), VRDN, 3.60% due 12/01/2025 (l)                             200
                     BB       Ba1        5,000  Houston, Texas, Airport System Revenue Bonds
                                                (Special Facilities--Continental Airlines), AMT, Series B,
                                                6.125% due 7/15/2017                                                           4,665
                     BB-      Ba1        3,500  Lower Colorado River Authority, Texas, PCR
                                                (Samsung Austin Semiconductor), AMT, 6.375% due 4/01/2027                      3,405
====================================================================================================================================


                                     6 & 7

                                       MuniHoldings Fund, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P    Moody's    Face                                                                               Value
STATE                Ratings  Ratings   Amount  Issue                                                                     (Note 1a)
====================================================================================================================================
Utah--1.0%           NR*      NR*      $ 3,000  Tooele County, Utah, PCR, Refunding (Laidlaw
                                                Environmental), AMT, Series A, 7.55% due 7/01/2027                          $  3,143
====================================================================================================================================
Virginia--1.5%       NR*      NR*        3,250  Peninsula Ports Authority, Virginia, Revenue
                                                Refunding Bonds (Port Facility--Zeigler Coal), 6.90%
                                                due 5/02/2022                                                                  3,142
                                                Pocahontas Parkway Associates, Virginia, Toll Road
                                                Revenue Bonds, First Tier, Sub-Series C:
                     NR*      Ba1        5,600    6.25%** due 8/15/2028                                                          707
                     NR*      Ba1        5,700    6.25%** due 8/15/2029                                                          669
====================================================================================================================================
Puerto Rico--1.4%    AAA      Aaa        5,000  Puerto Rico Commonwealth, GO, Refunding,
                                                Public Improvement Bonds, 4.50% due 7/01/2023 (a)                              4,058
====================================================================================================================================
                     Total Investments (Cost--$308,165)--98.4%                                                               295,464

                     Other Assets Less Liabilities--1.6%                                                                       4,794
                                                                                                                            --------
                     Net Assets--100.0%                                                                                     $300,258
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   GNMA Collateralized.
(h)   FSA Insured.
(i)   MBIA Insured.
(j)   Prerefunded.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(l) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
  *   Not Rated.
 ** Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of October 31, 1999
====================================================================================================================================
Assets:          Investments, at value (identified cost--$308,164,854) (Note 1a) .........                      $295,463,642
                 Cash ....................................................................                            86,612
                 Interest receivable .....................................................                         5,005,505
                 Prepaid expenses ........................................................                            23,196
                                                                                                                ------------
                 Total assets ............................................................                       300,578,955
                                                                                                                ------------
====================================================================================================================================
Liabilities:     Payables:
                   Investment adviser (Note 2) ...........................................   $    160,234
                   Dividends to shareholders (Note 1f) ...................................        110,100            270,334
                                                                                             ------------
                 Accrued expenses and other liabilities ..................................                            50,933
                                                                                                                ------------
                 Total liabilities .......................................................                           321,267
                                                                                                                ------------
====================================================================================================================================
Net Assets:      Net assets ..............................................................                      $300,257,688
                                                                                                                ============
====================================================================================================================================
Capital:         Capital Stock (200,000,000 shares authorized) (Note 4):
                   Preferred Stock, par value $.10 per share (4,400 shares of
                   AMPS* issued and outstanding at $25,000 per share liquidation
                   preference) ...........................................................                      $110,000,000
                   Common Stock, par value $.10 per share (13,777,309 shares issued
                   and outstanding) ......................................................   $  1,377,731
                 Paid-in capital in excess of par ........................................    203,911,600
                 Undistributed investment income--net ....................................      1,970,319
                 Accumulated realized capital losses on investments--net .................     (4,300,750)
                 Unrealized depreciation on investments--net .............................    (12,701,212)
                                                                                             ------------
                 Total--Equivalent to $13.81 net asset value per share of Common
                 Stock (market pric e-- $12.875) .........................................                       190,257,688
                                                                                                                ------------
                 Total capital ...........................................................                      $300,257,688
                                                                                                                ============
====================================================================================================================================

                *Auction Market Preferred Stock.

                 See Notes to Financial Statements.

STATEMENT OF OPERATIONS


                   For the Six Months Ended October 31, 1999
====================================================================================================================================
Investment         Interest and amortization of premium and discount earned ..............                      $ 9,465,554
Income (Note 1d):
====================================================================================================================================
Expenses:          Investment advisory fees (Note 2) .....................................   $    868,330
                   Commission fees (Note 4) ..............................................        138,287
                   Professional fees .....................................................         44,531
                   Transfer agent fees ...................................................         28,842
                   Accounting services (Note 2) ..........................................         17,277
                   Custodian fees ........................................................         12,592
                   Listing fees ..........................................................         12,018
                   Printing and shareholder reports ......................................         10,115
                   Directors' fees and expenses ..........................................          9,692
                   Pricing fees ..........................................................          6,182
                   Other .................................................................         16,328
                                                                                             ------------
                   Total expenses ........................................................                         1,164,194
                                                                                                                ------------
                   Investment income--net ................................................                         8,301,360
                                                                                                                ============
====================================================================================================================================
Realized &         Realized loss on investments--net .....................................                        (5,496,138)
Unrealized Loss    Change in unrealized appreciation/depreciation on investments--net ....                       (25,437,925)
on Investments--                                                                                                ------------
Net (Notes 1b,     Net Decrease in Net Assets Resulting from Operations ..................                      $(22,632,703)
1d & 3):                                                                                                        ============
====================================================================================================================================

                   See Notes to Financial Statements.


                                      8 & 9

                                       MuniHoldings Fund, Inc., October 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Six          For the
                                                                                                  Months Ended        Year Ended
                   Increase (Decrease) in Net Assets:                                            Oct. 31, 1999     April 30, 1999
=================================================================================================================================
Operations:        Investment income--net ................................................       $  8,301,360       $ 16,964,850
                   Realized gain (loss) on investments--net ..............................         (5,496,138)         4,117,261
                   Change in unrealized appreciation/depreciation on investments--net ....        (25,437,925)         1,322,257
                                                                                                 ------------       ------------
                   Net increase (decrease) in net assets resulting from operations .......        (22,632,703)        22,404,368
                                                                                                 ------------       ------------
=================================================================================================================================
Dividends &        Investment income--net:
Distributions to     Common Stock ........................................................         (6,429,526)       (13,279,497)
Shareholders         Preferred Stock .....................................................         (1,797,906)        (2,857,580)
(Note 1f):         Realized gain on investments--net:
                     Common Stock ........................................................                 --         (4,418,052)
                     Preferred Stock .....................................................                 --         (1,231,956)
                                                                                                 ------------       ------------
                   Net decrease in net assets resulting from dividends and
                   distributions to shareholders .........................................         (8,227,432)       (21,787,085)
                                                                                                 ------------       ------------
=================================================================================================================================
Capital Stock      Value of shares issued to Common Stock shareholders in
Transactions       reinvestment of dividends and distributions ...........................                 --            783,328
(Notes 1e & 4):    Net increase in net assets derived from capital stock                         ------------       ------------
                   transactions ..........................................................                 --            783,328
                                                                                                 ------------       ------------
=================================================================================================================================
Net Assets:        Total increase (decrease) in net assets ...............................        (30,860,135)         1,400,611
                   Beginning of period ...................................................        331,117,823        329,717,212
                                                                                                 ------------       ------------
                   End of period* ........................................................       $300,257,688       $331,117,823
                                                                                                 ============       ============
=================================================================================================================================
                  *Undistributed investment income--net ..................................       $ 1,970,319        $  1,896,391
                                                                                                 ============       ============
=================================================================================================================================

                   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                 The following per share data and ratios have been derived
                 from information provided in the financial statements.         For the Six         For the       For the Period
                                                                                Months Ended       Year Ended     May 2, 1997+ to
                 Increase (Decrease) in Net Asset Value:                       Oct. 31, 1999     April 30, 1999   April 30, 1998
==================================================================================================================================
Per Share        Net asset value, beginning of period .......................  $       16.05     $        16.00   $        15.00
Operating                                                                      -------------     --------------   --------------
Performance:     Investment income--net .....................................            .60               1.24             1.21
                 Realized and unrealized gain (loss) on investments--net ....          (2.24)               .40             1.03
                                                                               -------------     --------------   --------------
                 Total from investment operations ...........................          (1.64)              1.64             2.24
                                                                               -------------     --------------   --------------
                 Less dividends and distributions to Common Stock
                 shareholders:
                   Investment income--net ...................................           (.47)              (.97)            (.87)

                   Realized gain on investments--net ........................             --               (.32)              --
                                                                               -------------     --------------   --------------
                 Total dividends and distributions to Common Stock
                 shareholders ...............................................           (.47)             (1.29)            (.87)
                                                                               -------------     --------------   --------------
                 Capital charge resulting from issuance of Common Stock .....             --                 --             (.03)
                                                                               -------------     --------------   --------------
                 Effect of Preferred Stock activity:++
                   Dividends and distributions to Preferred Stock
                   shareholders:
                     Investment income--net .................................           (.13)              (.21)            (.26)
                     Realized gain on investments--net                                    --               (.09)              --
                   Capital charge resulting from issuance of Preferred Stock.             --                 --             (.08)
                                                                               -------------     --------------   --------------
                 Total effect of Preferred Stock activity ...................           (.13)              (.30)            (.34)
                                                                               -------------     --------------   --------------
                 Net asset value, end of period .............................  $       13.81     $        16.05   $        16.00
                                                                               =============     ==============   ==============
                 Market price per share, end of period ......................  $      12.875     $        15.25   $        14.75
                                                                               =============     ==============   ==============
==================================================================================================================================
Total
Investment       Based on market price per share ............................         (12.73%)@           12.06%            4.01%@
Return:**                                                                      =============     ==============   ==============
                 Based on net asset value per share .........................         (11.06%)@            8.73%           12.83%@
                                                                               =============     ==============   ==============
==================================================================================================================================
Ratios Based on  Total expenses, net of reimbursement*** ....................           1.12%*             1.09%             .85%*
Average Net                                                                    =============     ==============   ==============
Assets of        Total expenses*** ..........................................           1.12%*             1.09%            1.05%*
Common Stock:                                                                  =============     ==============   ==============
                 Total investment income--net*** ............................           7.98%*             7.52%            7.77%*
                                                                               =============     ==============   ==============
                 Amount of dividends to Preferred Stock shareholders ........           1.73%*             1.27%            1.67%*
                                                                               =============     ==============   ==============
                 Investment income--net, to Common Stock shareholders .......           6.25%*             6.25%            6.10%*
                                                                               =============     ==============   ==============
==================================================================================================================================
Ratios Based on  Total expenses, net of reimbursement .......................            .73%*              .73%             .58%*
Total Average                                                                  =============     ==============   ==============
Net              Total expenses .............................................            .73%*              .73%             .72%*
Assets:+++***                                                                  =============     ==============   ==============
                 Total investment income--net ...............................           5.22%*             5.05%            5.31%*
                                                                               =============     ==============   ==============
==================================================================================================================================
Ratios Based on  Dividends to Preferred Stock shareholders ..................           3.28%*             2.58%            3.60%*
Average Net                                                                    =============     ==============   ==============
Assets Of
Preferred Stock:
==================================================================================================================================
Supplemental
Data:            Net assets, net of Preferred Stock, end of period (in
                 thousands) .................................................  $     190,258     $      221,118   $      219,717
                                                                               =============     ==============   ==============
                 Preferred Stock outstanding, end of period (in thousands) ..  $     110,000     $      110,000   $      110,000
                                                                               =============     ==============   ==============
                 Portfolio turnover .........................................          81.11%             66.07%          106.16%
                                                                               =============     ==============   ==============
==================================================================================================================================
Leverage:        Asset coverage per $1,000 ..................................  $       2,730     $        3,010   $        2,997
                                                                               =============     ==============   ==============
==================================================================================================================================
Dividends Per    Series A--Investment income--net ...........................  $         410     $          657   $          810
Share on                                                                       =============     ==============   ==============
Preferred        Series B--Investment income--net ...........................  $         407     $          642   $          816
Stock                                                                          =============     ==============   ==============
Outstanding:
==================================================================================================================================

            *     Annualized.

            **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
            ***   Do not reflect the effect of dividends to Preferred Stock
                  shareholders.
            +     Commencement of operations.
            ++    The Fund's Preferred Stock was issued on June 5, 1997.
            +++   Includes Common and Preferred Stock average net assets.
            @     Aggregate total investment return.

                  See Notes to Financial Statements


                                    10 & 11

                                       MuniHoldings Fund, Inc., October 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 1999 were $251,287,358 and $250,786,764, respectively.

Net realized gains (losses) for the six months ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized        Unrealized
                                                Gains (Losses)       Gains
--------------------------------------------------------------------------------
Long-term investments .......................   $(6,460,733)     $(12,701,212)
Financial futures contracts .................       964,595                --
                                                -----------      ------------
Total .......................................   $(5,496,138)     $(12,701,212)
                                                ===========      ============
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $12,701,212, of which $1,192,914 related to appreciated securities and $13,894,126 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $308,164,854.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended October 31, 1999 remain constant and during the year ended April 30, 1999 increased by 48,320 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1999 were as follows: Series A, 3.30% and Series B, 3.34%.

Shares issued and outstanding during the six months ended October 31, 1999 and during the year ended April 30, 1999 remained constant.


                                    12 & 13

                                       MuniHoldings Fund, Inc., October 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $201,208 as commissions.

5. Subsequent Event:

On November 9, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.077000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.

QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................................  37.9%
AA/Aa .................................................................    7.1
A/A ...................................................................    8.1
BBB/Baa ...............................................................   15.1
BB/Ba .................................................................    9.8
B/B ...................................................................    2.4
NR (Not Rated) ........................................................   17.9
Other+ ................................................................    0.1
--------------------------------------------------------------------------------
+Temporary investments in short-term securities.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                     14 & 15

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MHD

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #HOLD01--10/99

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